                                                                    EXHIBIT 99.2


                          SECURITY AND PLEDGE AGREEMENT

                  This SECURITY AND PLEDGE AGREEMENT (the "Agreement"), made and entered into as of May 8, 2002, is by and among certain employee stockholders in Holdings (as defined below) set forth on Annex A attached hereto (collectively, the "Employee Stockholders"), Alliance Resource Holdings II, Inc., a Delaware corporation ("ARH-II"), AMH II, LLC, a Delaware limited liability company ("AMH-II") (the Employee Stockholders, ARH-II and AMH-II, collectively, the "Pledgors"), Alliance Resource Holdings, Inc., a Delaware corporation ("Holdings"), Alliance Resource GP, LLC, a Delaware limited liability company (the "SGP"), The Beacon Group Energy Investment Fund, L.P., a Delaware limited partnership ("Beacon Investors"), MPC Partners, LP, a Delaware limited partnership ("MPC Partners"), John P. Neafsey ("Neafsey"), Michael L. Greenwood ("Greenwood") and S. Paul Mackey ("Mackey") (Beacon Investors, MPC Partners, Neafsey, Greenwood and Mackey, collectively, the "Pledgees"), and JPMorgan Chase Bank, as agent for the Pledgees under the Collateral Agent Agreement (as hereinafter defined) (the "Agent"). Capitalized terms not otherwise defined herein have the meanings given to such terms in the Exchange Agreement (as hereinafter defined).

                                    RECITALS

                  WHEREAS, ARH-II, Holdings, the Employee Stockholders, Beacon Investors, MPC Partners, Neafsey, Greenwood and Mackey are simultaneously herewith entering into that certain Exchange Agreement of even date herewith (the "Exchange Agreement"), pursuant to which (i) the Employee Stockholders are exchanging all of their shares of common stock in Holdings for shares of common stock in ARH-II (the "Management ARH-II Shares") pursuant to the terms and conditions therein, and (ii) Pledgees are selling all of their shares of common stock in Holdings to ARH-II in exchange for cash consideration and the Promissory Notes, also pursuant to the terms and conditions therein; and

                  WHEREAS, AMH-II, Beacon-Alliance Limited Member, LLC ("BALM"), Beacon-Alliance Managing Member, LLC ("BAMM") and the Employee Stockholders are simultaneously herewith entering into that certain Membership Interest Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which BALM and BAMM are selling their respective membership interests (such interests, collectively, the "MGP Interests") in Alliance Resource Management GP, LLC (the "MGP"), to AMH-II; and

                  WHEREAS, it is a condition precedent to the closing of the transactions under the Purchase Agreement that the transactions contemplated by the Exchange Agreement close simultaneously therewith; and

                  WHEREAS, upon the closing, the Employee Stockholders will own membership units of AMH-II (the "Management AMH-II Units") in the same proportions that they own Management ARH-II Shares, and are pledging their Management AMH-II Units as set forth below in order to induce the Pledgees to enter into the Exchange Agreement and to cause the consummation of the transactions thereunder; and


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                  WHEREAS, AMH-II is entering into this Agreement for the
purposes set forth below in order to cause the consummation of the transactions under the Purchase Agreement by inducing the Pledgees to enter into the Exchange Agreement and to cause the consummation of the transactions thereunder; and

                  WHEREAS, upon the consummation of the Transactions, ARH-II will be the owner of 578,457 shares (the "Holdings Shares") of common stock, par value $0.0001 per share, of Holdings, representing all of the issued and outstanding capital stock of Holdings; and

                  WHEREAS, Holdings owns a 100% limited liability company interest in the SGP (the "SGP Interest");
and

                  WHEREAS, the SGP holds 1,232,780 common units and 6,422,531 subordinated units (such units, collectively, the "MLP Interest") in Alliance Resource Partners, L.P., a Delaware limited partnership (the "MLP"), constituting in the aggregate a 49.2% limited partner interest in the MLP; and

                  WHEREAS, Holdings and the SGP have determined that it is in their respective best interests for ARH-II to be owned by the Employee Stockholders, and are entering into this Agreement for the purposes set forth below in order to cause the transactions contemplated by the Exchange Agreement to be consummated; and

                  WHEREAS, BALM and BAMM have modified the Operating Agreement of the MGP dated as of June 28, 1999 (as amended, the "MGP Operating Agreement") to allow for the exercise of the Pledgees' expanded board rights as set forth in
Section 10(e) hereof; and

                  WHEREAS, as security for the timely and full performance of the Obligations, the Pledgees are requiring that (i) each of the Employee Stockholders pledge all of his Management ARH-II Shares (as set forth on Annex A attached hereto) to the Agent for the ratable benefit of the Pledgees, (ii) each of the Employee Stockholders pledge all of his membership units in AMH-II (as set forth on Annex A attached hereto) (the "AMH-II Units") to the Agent for the ratable benefit of the Pledgees, (iii) ARH-II pledge the Holdings Shares to the Agent for the ratable benefit of the Pledgees, (iv) AMH-II pledge the MGP Interests to the Agent for the ratable benefit of the Pledgees, and (v) that the Employee Stockholders, ARH-II, AMH-II, Holdings and the SGP make certain covenants to the Pledgees and the Agent, all on the terms and conditions herein; and

                  WHEREAS, SGP is entering into this Agreement specifically for the purposes of making certain representations and warranties, and certain covenants to the Pledgees and the Agent, and agreeing to be bound herein solely with respect to such matters; and

                  WHEREAS, as contemplated by the Exchange Agreement, simultaneously with entering into this Agreement, the Pledgees are entering into a Collateral Agent Agreement with Pledgors and Agent, in the form attached hereto as Exhibit A (the "Collateral Agent Agreement"), pursuant to which the Agent is appointed and agrees to serve as the collateral agent of the Pledgees in connection with the enforcement of the rights of the Pledgees under the Promissory Notes and this Agreement; and

                  NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

                  Section 1. Pledge.

                  (a) As security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined in Section 1(e) below), each of the Employee Stockholders severally, but not jointly, hereby pledges to the Agent, for the ratable benefit of the Pledgees, and grants to the Agent a continuing security interest in the following (the "ARH-II Collateral"):

                           (i) the Management ARH-II Shares held by such
              Employee Stockholder and the certificates representing such Management ARH-II Shares, and all products and proceeds of any of such Management ARH-II Shares including, without limitation, all distributions, dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Management ARH-II Shares, whether payable as profits, distributions, repayments of loans or capital or otherwise ("Distributions") and including, without limitation, all "proceeds" as such term is defined in the UCC ("Proceeds"). As used herein, the term "UCC" refers to the Uniform Commercial Code as in effect from time to time in the State of New York;

                           (ii) all additional shares of stock of, or equity
              interest in, ARH-II from time to time acquired by such Employee Stockholder in any manner, and the certificates representing such additional shares or interest (any such additional shares or interest will constitute part of the Management ARH-II Shares under and as defined in this Agreement), and all products and proceeds of any such additional Management ARH-II Shares, including, without limitation, all distributions, dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Management ARH-II Shares;

                           (iii) all other claims of any kind or nature and any
              instruments, certificates, chattel paper or other writings evidencing such claims, whether in contract or tort and whether arising by operation of law, consensual agreement or otherwise, at any time acquired by such Employee Stockholder against ARH-II or any subsidiary of ARH-II or any other person having any liability to stockholders with respect to the Management ARH-II Shares; and

                           (iv) any investment property (as defined in the UCC)
              now owned or hereafter acquired by such Employee Stockholder with respect to any of the property described in clauses (i), (ii) or
              (iii) above.

                  (b) As security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined in Section 1(e) below), each of the Employee Stockholders severally, but not jointly, hereby pledges to the Agent, for the ratable benefit of the Pledgees, and grants to the Agent a continuing security interest in the following (the "AMH-II Collateral"):

                           (i) the Management AMH-II Units held by such Employee
              Stockholder and the certificates representing such Management AMH-II Units, and all products and proceeds of any of such Management AMH-II Units including, without limitation, Distributions and Proceeds.

                           (ii) all additional shares of stock of, or equity
              interest in, AMH-II from time to time acquired by such Employee Stockholder in any manner, and the certificates representing such additional shares or interest (any such additional shares or interest will constitute part of the Management AMH-II Units under and as defined in this Agreement), and all products and proceeds of any such additional Management AMH-II Units, including, without limitation, all distributions, dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Management AMH-II Units;

                           (iii) all other claims of any kind or nature and any
              instruments, certificates, chattel paper or other writings evidencing such claims, whether in contract or tort and whether arising by operation of law, consensual agreement or otherwise, at any time acquired by such Employee Stockholder against AMH-II or any subsidiary of AMH-II or any other person having any liability to stockholders with respect to the Management AMH-II Units; and

                           (iv) any investment property (as defined in the UCC)
              now owned or hereafter acquired by such Employee Stockholder with respect to any of the property described in clauses (i), (ii) or
              (iii) above.

                  (c) As security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined in Section 1(e) below), ARH-II hereby pledges to the Agent, for the ratable benefit of the Pledgees, and grants to the Agent a continuing security interest in the following (the "Holdings Collateral"):

                           (i) the Holdings Shares and the certificates
              representing the Holdings Shares, and all products and proceeds of any of the Holdings Shares including, without limitation, Distributions and Proceeds.

                           (ii) all additional shares of stock of, or equity
              interest in, Holdings from time to time acquired by ARH-II in any manner, and the certificates representing such additional shares or interest (any such additional shares or interest will constitute part of the Holdings Shares under and as defined in this Agreement), and all products and proceeds of any such additional Holdings Shares, including, without limitation, all distributions, dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Holdings Shares;

                           (iii) all other claims of any kind or nature and any
              instruments, certificates, chattel paper or other writings evidencing such claims, whether in contract or tort and whether arising by operation of law, consensual agreement or otherwise, at any time acquired by ARH-II against Holdings or any subsidiary of Holdings or any other person having any liability to stockholders with respect to the Holdings Shares; and

                           (iv) any investment property (as defined in the UCC)
              now owned or hereafter acquired by ARH-II with respect to any of the property described in clauses (i), (ii) or (iii) above.

                  (d) As security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined in Section 1(e) below), AMH-II hereby pledges to the Agent, for the ratable benefit of the Pledgees, and grants to the Agent a continuing security interest in the following (the "MGP Collateral"):

                           (i) the MGP Interests and the certificates
              representing the MGP Interests, and all products and proceeds of any of the MGP Interests including, without limitation, Distributions and Proceeds.

                           (ii) all additional membership interests of, or
              equity interest in, the MGP from time to time acquired by AMH-II in any manner, and the certificates representing such additional interest (any such additional interest will constitute part of the MGP Interests under and as defined in this Agreement), and all products and proceeds of any such additional MGP Interests, including, without limitation, all distributions, dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional MGP Interests;

                           (iii) all other claims of any kind or nature and any
              instruments, certificates, chattel paper or other writings evidencing such claims, whether in contract or tort and whether arising by operation of law, consensual agreement or otherwise, at any time acquired by AMH-II against the MGP or any subsidiary of the MGP or any other person having any liability to members with respect to the MGP Interests; and

                           (iv) any investment property (as defined in the UCC)
              now owned or hereafter acquired by AMH-II with respect to any of the property described in clauses (i), (ii) or (iii) above.

                  (e) For the purposes of this Agreement, "Obligations" means with respect to each of the Pledgors, (i) all present and future liabilities, obligations, covenants, duties, and debts owing by each such Pledgor under this Agreement and the Promissory Notes, and (ii) all payment obligations arising under Article VI of the Exchange Agreement or Article V of the Purchase Agreement.

                  (f) The ARH-II Collateral, AMH-II Collateral, the Holdings Collateral and the MGP Collateral are collectively referred to herein as the "Pledged Collateral".

                  (g) The Pledgees acknowledge and agree that their rights and obligations among themselves with respect to the Pledged Collateral are governed by the terms and conditions of the Collateral Agent Agreement, which is, by this reference, incorporated herein and made a part hereof.

                  Section 2. Deliveries. At the Closing:

                  (a) The Employee Stockholders shall deliver to the Agent all certificates or instruments representing or evidencing the Management ARH-II Shares, which will be in form suitable for transfer by delivery or will be accompanied by instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Agent.

                  (b) The Employee Stockholders shall deliver to the Agent all certificates or instruments representing or evidencing the Management AMH-II Units, which will be in form suitable for transfer by delivery or will be accompanied by instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Agent.

                  (c) ARH-II shall deliver to the Agent all certificates or instruments representing or evidencing the Holdings Shares, which will be in form suitable for transfer by delivery or will be accompanied by instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Majority-in-Interest.

                  (d) AMH-II shall deliver to the Agent all certificates or instruments representing or evidencing the MGP Interests, which will be in form suitable for transfer by delivery or will be accompanied by instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Majority-in-Interest.

                  (e) For purposes of this Agreement, "Majority-in-Interest" means, at any particular time, Pledgees that hold not less than sixty percent (60%) of the aggregate outstanding principal amount under the Promissory Notes.

                  Section 3. Representations and Warranties of Pledgors,
                             Holdings and SGP.

                  (a) Each Employee Stockholder, severally but not jointly, represents and warrants to the Pledgees and the Agent that upon the Closing:

                           (i) Such Employee Stockholder will be the legal and
              beneficial owner of his Management ARH-II Shares, free and clear of any Encumbrances on such Management ARH-II Shares other than the security interest granted to the Agent for the ratable benefit of the Pledgees herein.

                           (ii) The Management ARH-II Shares will constitute
              100% of the issued and outstanding capital stock of ARH-II.

                           (iii) Except for the Management ARH-II Shares, there
              will be no outstanding options, warrants or other rights to subscribe for or purchase voting or non-voting capital stock of ARH-II, nor any notes, bonds, debentures or other evidences of indebtedness that (A) will at any time be convertible into capital stock of ARH-II, or (B) will have or at any time would have voting rights with respect to ARH-II.

                           (iv) Such Employee Stockholder will be the legal and
              beneficial owner of his Management AMH-II Units, free and clear of any Encumbrances on his Management AMH-II Units other than the security interest granted to the Agent for the ratable benefit of the Pledgees herein.

                           (v) The Management AMH-II Units will constitute 100%
              of the issued and outstanding membership units or other equity interest in AMH-II.

                           (vi) Except for the Management AMH-II Units, there
              are no outstanding options, warrants or other rights to subscribe for or purchase voting or non-voting capital stock of AMH-II, nor any notes, bonds, debentures or other evidences of indebtedness that (A) will at any time be convertible into capital stock of AMH-II, or (B) will have or at any time would have voting rights with respect to AMH-II.

                  (b) ARH-II represents and warrants to the Pledgees and the Agent that upon the Closing, assuming the accuracy of the representations of the Pledgees under the Exchange Agreement:

                           (i) ARH-II will be the legal and beneficial owner of
              the Holdings Shares, free and clear of any Encumbrances on the Holdings Shares other than the security interest granted to the Agent for the ratable benefit of the Pledgees herein.

                           (ii) The Holdings Shares will constitute 100% of the
              issued and outstanding capital stock of Holdings.

                           (iii) Except for the Holdings Shares, there are no
              outstanding options, warrants or other rights to subscribe for or purchase voting or non-voting capital stock of Holdings, nor any notes, bonds, debentures or other evidences of indebtedness that
              (A) will at any time be convertible into capital stock of Holdings, or (B) will have or at any time would have voting rights with respect to Holdings.

                  (c) AMH-II represents and warrants to the Pledgees and the Agent that upon the Closing, assuming the accuracy of the representations of BALM and BAMM under the Purchase Agreement:

                           (i) AMH-II will be the legal and beneficial owner of
              the MGP Interests, free and clear of any Encumbrances on the MGP Interests other than the security interest granted to the Agent for the ratable benefit of the Pledgees herein.

                           (ii) The MGP Interests will constitute 74.1% of the
              membership interests in the MGP, and will include the managing member interest in the MGP.

                           (iii) Except for (A) the MGP Interests and (B) the
              25.9% limited liability company interest of Alliance Management Holdings, LLC in the MGP, there will be no outstanding options, warrants or other rights to acquire membership interests in the

              MGP, nor any notes, bonds, debentures or other evidences of indebtedness that (1) will at any time be convertible into an equity interest in the MGP, or (2) will have or at any time would have voting rights with respect to the MGP.

                           (iv) simultaneous with the Closing, AMH-II is
              entering into a Loan and Security Agreement with Holdings (the "AMH-II Loan Agreement"), pursuant to which AMH-II will pledge to Holdings all distributions received from the MGP as collateral for the obligations of AMH-II under the AMH-II Loan Agreement in connection with a loan (the "Holdings Loan") in the amount of $2,915,788.88 being made by Holdings to AMH-II at Closing to finance the purchase price payable by AMH-II under the Purchase Agreement.

                  (d) Holdings represents and warrants to the Pledgees and the Agent that:

                           (i) Holdings is the legal and beneficial owner of the
              SGP Interest, free and clear of any Encumbrances on the SGP Interest.

                           (ii) the SGP Interest constitutes 100% of the
              membership interests in the SGP.

                           (iii) there are no outstanding options, warrants or
              other rights to acquire membership interests in the SGP, nor any notes, bonds, debentures or other evidences of indebtedness that
              (1) will at any time be convertible into an equity interest in SGP, or (2) will have or at any time would have voting rights with respect to SGP.

                           (iv) simultaneous with the Closing, Holdings is
              entering into the AMH-II Loan Agreement with AMH-II.

                  (e) SGP represents and warrants to the Pledgees and the Agent that:

                           (i) SGP is the legal and beneficial owner of the MLP
              Interest, free and clear of any Encumbrances on the MLP Interest.

                           (ii) The MLP Interest represents 1,232,780 common
              units and 6,422,531 subordinated units in the MLP.

                  (f) The Employee Stockholders represent and warrant to the Pledgees and the Agent that they are pledging the AMH-II Collateral to the Agent, for the ratable benefit of the Pledgees, in order to induce the Pledgees to enter into the Exchange Agreement and to cause the consummation of the transactions contemplated thereunder.

                  Section 4. Covenants of Pledgors, Holdings and SGP.

                  (a) Each of the Employee Stockholders, severally but not jointly, covenants to the Pledgees and the Agent:

                           (i) to perform all acts that may be necessary to
              maintain, preserve and protect the ARH-II Collateral and the AMH-II Collateral being pledged by such

              Employee Stockholder, the lien granted to Agent hereunder by such Employee Stockholder and the first priority of such lien;

                           (ii) to promptly deliver to the Agent all originals
              of certificates and other documents, instruments and agreements evidencing the ARH-II Collateral and the AMH-II Collateral being pledged by such Employee Stockholder, which are now held or hereafter received by such Employee Stockholder;

                           (iii) to procure, execute and deliver from time to
              time any endorsements, assignments, financing statements and other documents, instruments and agreements and take other actions deemed necessary, as the Majority-in-Interest may request, to perfect, maintain and protect the Agent's lien with respect to the ARH-II Collateral and the AMH-II Collateral being pledged by such Employee Stockholder hereunder and priority thereof;

                           (iv) not to create, permit or suffer to exist, and to
              defend the ARH-II Collateral and the AMH-II Collateral being pledged by such Employee Stockholder against, and take such other action as is necessary to remove, any Encumbrance on such ARH-II Collateral or AMH-II Collateral, and will defend the right, title and interest of the Agent in and to any Pledgor's rights under such ARH-II Collateral and AMH-II Collateral against the claims and demands of all Persons whomsoever;

                           (v) not to enter into any agreement or understanding
              that purports to or may restrict or inhibit the Pledgees' rights or remedies hereunder with respect to the ARH-II Collateral or AMH-II Collateral being pledged by such Employee Stockholder, including, without limitation, the Agent's or the Pledgees' right to sell or otherwise dispose of such ARH-II Collateral or AMH-II Collateral; and

                           (vi) not to sell, dispose of, transfer (directly or
              indirectly) or grant any option with respect to, or covenant to sell, dispose of, transfer (directly or indirectly) or grant any option with respect to, any of the ARH-II Collateral or AMH-II Collateral except in accordance with the terms of that certain Employee Stockholders' Agreement of even date herewith by and among ARH-II, AMH-II and the Employee Stockholders.

                  (b) ARH-II covenants to the Pledgees and the Agent:

                           (i) to perform all acts that may be necessary to
              maintain, preserve and protect the Holdings Collateral, the lien granted to Agent hereunder and the first priority of such lien;

                           (ii) to promptly deliver to the Agent all originals
              of certificates and other documents, instruments and agreements evidencing the Holdings Collateral, which are now held or hereafter received by ARH-II;

                           (iii) to procure, execute and deliver from time to
              time any endorsements, assignments, financing statements and other documents, instruments and agreements and take other actions deemed necessary, as the Pledgees or the Agent may request, to perfect, maintain and protect the Agent's lien with respect to the Holdings Collateral hereunder and priority thereof;

                           (iv) not to create, permit or suffer to exist, and to
              defend the Holdings Collateral against, and take such other action as is necessary to remove, any Encumbrance on the Holdings Collateral, and will defend the right, title and interest of the Agent in and to any Pledgor's rights under the Holdings Collateral against the claims and demands of all Persons whomsoever;

                           (v) not to enter into any agreement or understanding
              that purports to or may restrict or inhibit the Pledgees' rights or remedies hereunder with respect to the Holdings Collateral, including, without limitation, the Agent's right to sell or otherwise dispose of the Holdings Collateral;

                           (vi) not to declare or pay any distribution or
              dividend, purchase, redeem, retire, defease or otherwise acquire for value any capital stock now or hereafter outstanding, return any capital to its stockholders, make any distribution of assets, cash, cash equivalents, capital stock, obligations or securities to its stockholders;

                           (vii) not to sell, dispose of, transfer (directly or
              indirectly) or grant any option with respect to, or covenant to sell, dispose of, transfer (directly or indirectly) or grant any option with respect to, any of the Holdings Collateral; and

                           (viii) to cause (A) any Person who is issued capital
              stock in ARH-II, or (B) any Person who receives capital stock in ARH-II in a transfer permitted under Section 4(a)(vi) above, at the time of such issuance or transfer, as the case may be, to enter into this Agreement and the Collateral Agent Agreement, to pledge such stock to Pledgors, and to otherwise perform the obligations of the Employee Stockholders hereunder (including the delivery of the any certificates representing the ARH-II Collateral to the Agent).

                  (c) AMH-II covenants to the Pledgees and the Agent:

                           (i) to perform all acts that may be necessary to
              maintain, preserve and protect the MGP Collateral, the lien granted to Agent hereunder and the first priority of such lien;

                           (ii) to promptly deliver to the Agent all originals
              of certificates and other documents, instruments and agreements evidencing the MGP Collateral, which are now held or hereafter received by AMH-II;

                           (iii) to procure, execute and deliver from time to
              time any endorsements, assignments, financing statements and other documents, instruments and agreements and take other actions deemed necessary, as the Majority-in-Interest may request, to perfect, maintain and protect the Agent's lien with respect to the MGP Collateral hereunder and priority thereof;

                           (iv) not to create, permit or suffer to exist, and to
              defend the MGP Collateral against, and take such other action as is necessary to remove, any Encumbrance on the MGP Collateral, and will defend the right, title and interest of the Agent in and to any Pledgor's rights under the MGP Collateral against the claims and demands of all Persons whomsoever;

                           (v) not to create, permit or suffer to exist, and to
              defend the MGP Collateral against, and take such other action as is necessary to remove, any Encumbrance on the MGP Collateral, and will defend the right, title and interest of the Agent in and to any Pledgor's rights under the MGP Collateral against the claims and demands of all Persons whomsoever;

                           (vi) not to declare or pay any distribution or
              purchase, redeem, retire, defease or otherwise acquire for value any membership units or other equity interest now or hereafter outstanding, return any capital to its members, make any distribution of assets, cash, cash equivalents, membership units, other equity interest, obligations or securities to its members;

                           (vii) until such time that the Holdings Loan has been
              repaid in full, will use all distributions received from the MGP to repay all amounts owing to Holdings in respect of the Holdings Loan;

                           (viii) not to sell, dispose of, transfer (directly or
              indirectly) or grant any option with respect to, or covenant to sell, dispose of, transfer (directly or indirectly) or grant any option with respect to the MGP Interests;

                           (ix) to cause the MGP (A) to remain the sole managing
              general partner of the MLP, (B) not to sell, dispose of, transfer (directly or indirectly) or grant any option with respect to, or covenant to sell, dispose of, transfer (directly or indirectly)or grant any option with respect to its 0.99% General Partner Interest in the MLP, its 1.0001% General Partner Interest in Alliance Resource Operating Partners, L.P., or its 0.001% managing member interest in Alliance Coal, LLC, or (C) not to issue any capital stock, membership interests or other equity interest or otherwise cause the MGP Interest to be less than 74.1% of the membership interests in the MGP;

                           (x) to cause (A) any Person who is issued membership
              units or any other equity interest in AMH-II, or (B) any Person who receives membership units or other equity interest in AMH-II in a transfer permitted under Section 4(a)(vi) above, at the time of such issuance or transfer, as the case may be, to enter into this Agreement and the Collateral Agent Agreement, to pledge such units or other equity interest to Pledgors and to otherwise perform the obligations of the Employee Stockholders hereunder in connection with their pledge of the AMH-II Collateral (including the delivery of the any certificates representing the AMH-II Collateral to the Agent);

                           (xi) to cause at least three (3) individuals,
              designated by the Majority-in-Interest, to be appointed to the Board of Directors of the MGP, which Board shall have no more than seven (7) directors except by the exercise of the rights and remedies of the Majority-in-Interest or the Agent as provided in Section 10 hereof.

                           (xii) not to cause the MGP Operating Agreement to be
              modified in a manner adverse in any material respect to the Pledgees or otherwise vitiate the rights and remedies of the Pledgees as provided in Section 10 hereof without the prior written consent of the Majority-in-Interest.

                  (d) Holdings covenants to the Pledgees and the Agent:

                           (i) not to declare or pay any distribution or
              dividend, purchase, redeem, retire, defease or otherwise acquire for value any capital stock now or hereafter outstanding, return any capital to its stockholders, make any distribution of assets, cash, cash equivalents, capital stock, obligations or securities to its stockholders or issue or sell any capital stock of any kind whatsoever, except to the extent that (a) such distribution or other payment is immediately applied by ARH-II, as the sole stockholder of Holdings, to the repayment, in whole or in part, of the Obligations, and/or (b) such distribution or other payment is applied by ARH-II, as the sole stockholder of Holdings, toward the payment of any federal, state or local income or severance taxes or other such taxes by ARH-II which are due and payable;

                           (ii) not to issue any capital stock or any other
              equity interest; and

                           (iii) not to sell, dispose of, transfer (directly or
              indirectly) or grant any option with respect to, or covenant to sell, dispose of, transfer (directly or indirectly) or grant any option with respect to, the SGP Interest.

                  (e) SGP covenants to the Pledgees and the Agent not to issue any capital stock, membership interests or any other equity interest.

                  Section 5. Voting Rights.

                  (a) Subject to the provisions of Sections 3 and 4 above, and so long as no Default or Event of Default has occurred and is continuing, (i) the Employee Stockholders will be entitled to exercise any and all voting rights and other rights pertaining to the Management ARH-II Shares, (ii) the Employee Stockholders will be entitled to exercise any and all voting rights and other rights pertaining to the Management AMH-II Units, (iii) ARH-II will be entitled to exercise any and all voting and other rights pertaining to the Holdings Shares, and (iv) AMH-II will be entitled to exercise any and all voting and other rights pertaining to the MGP Interests or any part thereof.

                  (b) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgors all such proxies and other instruments as the Pledgors may reasonably request for the purpose of enabling the Pledgors to exercise the voting and other rights which they are entitled to exercise pursuant to Section 5(a) above. The Agent shall be entitled to receive and rely upon an instruction from the Majority-in-Interest with respect to any such proxy or other instrument.

                  Section 6. Power of Attorney. Pledgors hereby appoint and constitute the Agent as the Pledgors' attorney-in-fact for purposes of (i) collecting any Pledged Collateral, (ii) conveying any items of Pledged Collateral to any purchaser thereof, (iii) making any payments or taking any actions under Section 10 hereof, and (iv) otherwise doing all things necessary to carry out this Agreement, in each case, pursuant to the terms and conditions of this Agreement and subject to the Agent's receipt and reliance upon instructions from the Majority-in-Interest. Agent's authority will include, without limitation, upon the occurrence and during the continuance of an Event of Default, the authority to endorse and negotiate, for the Agent's own account, any checks or instruments in the name of the Agent, to execute or receipt for any document, to transfer title to any item of the Pledged Collateral, and to take any other actions necessary or incident to the powers granted to the Agent in this Agreement. Pledgors ratify and approve all acts of such attorney. Neither the Agent nor its attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their gross negligence or willful misconduct. This power of attorney, being coupled with an interest, is irrevocable until this Agreement has been terminated.

                  Section 7. Agent May Perform. If the Pledgors fail to perform any obligation contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by ARH-II and AMH-II under
Section 10(g) hereof. In any such case, the Agent may receive and rely upon instructions from the Majority-in-Interest.

                  Section 8. No Assumption of Duties; Reasonable Care. The rights and powers granted to the Agent hereunder are being granted in order to preserve and protect the Pledgees' security interest in and to the Pledged Collateral granted hereby and will not be interpreted to, and will not, impose any duties on the Agent in connection therewith. The Agent will be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially as instructed by the Majority-in-Interest or substantially equal to that which the Agent accords its own property.

                  Section 9. Foreclosure Events; Material Events; Other Events.

                  (a) Foreclosure Events. The occurrence of any one or more of the following events will constitute a "Foreclosure Event" hereunder:

                           (i) Any party shall fail to pay any sums due and
              owing under this Agreement or the Notes, which failure continues for five (5) days after written notice thereof, or shall fail to pay any other Obligations due and owing in respect of Article VI of the Exchange Agreement and/or Article V of the Purchase Agreement in accordance with their terms;

                           (ii) There shall have occurred a Significant
              Transaction;

                           (iii) AMH-II, ARH-II, Holdings or the SGP shall
              generally not pay its respective debts as such debts become due and owing, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of its creditors; or any proceeding shall be instituted by or against AMH-II, ARH-II, Holdings or the SGP seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for it, or for any substantial part of its property) shall occur; or AMH-II, ARH-II, Holdings or the SGP shall take any corporate action to authorize any of the actions set forth above in this subsection (iii);

                           (iv) All amounts owing under that certain
              $100,000,000 Credit Agreement dated as of August 16, 1999 by and among the SGP and the other parties thereto, as it may be amended from time to time (or, if such agreement is terminated, any senior credit agreement entered into by the MLP, Alliance Resource Operating Partners, L.P. or Alliance Coal, LLC) (the "Credit Agreement") are accelerated and declared due and payable pursuant to Section 6.01 (or any successor provision) of the Credit Agreement; and

                           (v) All amounts owing under the Senior Notes (as
              defined under the Credit Agreement) are accelerated and declared due and payable pursuant to the terms and conditions of Section
              12.1 of the Note Purchase Agreement dated as of August 16, 1999 by and among the SGP and the other parties thereto.

                  (b) Material Events. The occurrence of any one or more of the following events will constitute a "Material Event" hereunder; provided that the Agent shall be deemed to have knowledge of such event only to the extent that an officer in its escrow unit of its Institutional Trust Services business has actual knowledge of such event and the consequences thereof hereunder or shall have received written notice from one or more Pledgees stating that such notice constitutes "notice of default hereunder":

                           (i) Any Foreclosure Event;

                           (ii) Any breach by a Pledgor, Holdings or SGP of its
              covenants made under and in connection with this Agreement, and the same remains unremedied thirty (30) calendar days or more following written notice thereof from the Agent or the Majority-in-Interest to the Pledgors;

                           (iii) The Lenders under (and as defined in) the
              Credit Agreement shall have commenced the exercise of remedies available to them under the Credit Agreement, including, without limitation, the reduction or termination of Commitments (under and as defined in Section 6.01 (or any successor provision) of the Credit Agreement);

                           (iv) Any breach of the covenants, after the
              expiration of any applicable cure period, provided in Sections 5.01(m) (Compliance with Terms of Leaseholds), 5.01(n) (Maintenance of Controlled Reserve Base), 5.02(c) (Change in Nature of Business), 5.02(i) (Amendments of Constitutive Documents), 5.03(e) (Litigation notices) and 5.03(l) (Rating Agency Reports) under the Credit Agreement; and

                           (v) Any default, after the expiration of any
              applicable cure period, under Sections 6.01(e) (failure to pay outstanding debt of at least $10,000,000), 6.01(f) (bankruptcy), 6.01(h) (non-monetary judgments likely to have a "Material Adverse Effect"), and 6.01(o) (cancellation, termination, etc. of organic agreements, if likely to have a Material Adverse Effect) under the Credit Agreement.

                  (c) Other Events. The occurrence of any one or more of the following events will constitute an "Other Event" hereunder:

                           (i) Any Foreclosure Event;

                           (ii) Any Material Event; or

                           (iii) Any other breach by a Pledgor, Holdings or SGP
              of a representation or warranty contained in this Agreement, and the same remains unremedied thirty (30) calendar days or more following written notice thereof from the Majority-in-Interest or the Agent to the Pledgors.

                  Section 10. Remedies. The following remedies shall apply as a consequence of the occurrence of a Foreclosure Event, Material Event or Other
Event:

                  (a) If an Other Event has occurred and is continuing, then the Majority-in-Interest or the Agent upon instruction from the Majority-in-Interest shall have and be entitled to commence such actions as may be available to it or the Majority-in-Interest under the Agreement, but such actions shall not include any actions or rights to proceed against or foreclose on the Pledged Collateral except as otherwise set forth in Section 10(b) below.

                  (b) If a Foreclosure Event shall have occurred and be continuing, then:

                           (i) The sole remedy of the Agent and the Pledgees
              (except as otherwise set forth in Section 10(b)(ii) and Section 10(c) below) shall be to accept and take title to all (but not less than all) of the Pledged Collateral (the "Foreclosure") in full payment and satisfaction of the Obligations as provided in
              Section 9-620(a) of the UCC. The Pledgors jointly and severally agree pursuant to Section 9-620(c) of the UCC to consent to an acceptance of the Pledged Collateral in full satisfaction of the Obligations in any record or writing provided to them and shall execute and deliver to the Agent or the Pledgees such record or writing upon request of the Agent or the Majority-in-Interest after the occurrence of the Foreclosure Event, and shall not object to any unconditional proposal by the Agent or the Pledgors to accept and take title to all of the Pledged Collateral in full satisfaction of the Obligations. If any of the Pledgors fails to consent to acceptance of the Pledged Collateral in full satisfaction of the Obligations or objects to any unconditional proposal by the Agent or Pledgees to accept all of the Collateral, then the Agent and the Pledgees shall have all rights and remedies available to a secured party under the UCC in respect of the Pledged Collateral following the occurrence of a Foreclosure Event, provided that the Agent or the Pledgees must exercise such remedies with respect to all, but not less than all, of the Pledged Collateral. In the event of a Foreclosure, the Agent or the Pledgees shall not be required to account to the Pledgors for any surplus in respect of the Pledged Collateral, notwithstanding any requirements of applicable law, compliance with any and all of which is hereby waived as set forth above. Following a Foreclosure, none of the Employee Stockholders shall have any further liability to the Pledgees in respect of the Obligations, and no deficiency judgment shall be permitted against any of the Employee Stockholders.

                           (ii) The Agent, upon instructions from the
              Majority-in-Interest, may (i) notify Holdings, the MGP, ARH-II or AMH-II to pay all dividends or distributions on the Pledged Collateral to the Agent, receive and collect all such dividends or distributions and make application thereof to the Obligations in such order as the Agent may determine, (ii) register all of the Holdings Shares, the MGP Interests, the Management ARH-II Shares or the Management AMH-II Units in the name of Agent or its nominee, or (iii) exercise any and all voting rights attendant to the Holdings Shares, the MGP Interests, the Management ARH-II Shares or the Management AMH-II Units, as if it were the absolute owner thereof, all without liability, but the Agent will have no duty to Pledgors to exercise any such right, privilege or option and will not be responsible for any failure to do so or delay in so doing.

                  (c) If a Material Event shall have occurred and be continuing, then, in addition to its other rights and remedies, the Agent or the Majority-in-Interest may notify the Pledgors in writing that the Agent intends or the Majority-in-Interest intends to exercise its rights under this Section 10(c). Effective immediately upon the giving of such written notice, and until such time as the Material Event shall be cured (if capable of cure) and/or the Obligations have been fully paid and discharged, the Pledgors will cause the authorized number of directors of the MGP to be immediately increased to nine
(9), and (b) the Pledgors will cause Agent or the Majority-in-Interest to be entitled immediately to designate the two (2) additional directors created by such increase in the size of the Board of Directors of the MGP, such that the Agent together with the Pledgees shall have the right to designate the majority of the directors of the Board of Directors of the MGP. At such time, if any, that the Material Event is cured (if capable of cure) or the Obligations shall have been fully paid and discharged, the composition of the Board of Directors will automatically revert to its previous composition as set forth in the MGP Operating Agreement and such additionally designated directors shall be deemed to have resigned from the Board of Directors of the MGP. Pledgors, jointly and severally, hereby agree to take, at any time and from time to time, all action necessary to effectuate the foregoing, including such amendments to the MGP Operating Agreement as the Agent or the Pledgees may reasonably require.

                  (d) Except as otherwise specifically provided herein, Pledgors hereby waive presentment and demand (to the maximum extent permitted by applicable law) with respect to breaches of the payment obligations under Promissory Notes.

                  Section 11. Exculpation. The Agent and the Pledgees, and each of their employees, agents and representatives (each, a "Pledgee Person") shall not incur any liability whatsoever for the taking of any action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law, or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or for any act or omission of any Pledgee Person in connection with this Agreement, unless occasioned by such Pledgee Person's own gross negligence, willful misconduct or violation of law, and the Pledgors hereby waive any and all claims and actions whatsoever against the Pledgee Persons arising out of or related to any of the foregoing; provided, however, that the provisions of this Section 11 shall not exculpate any Pledgee Person from any liability for acts or omissions in its capacity as a member of the Board of Directors of the MGP. The Agent undertakes to perform only such duties as are expressly set forth herein without gross negligence or bad faith and no duties shall be implied. The Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Agent shall not be liable for any loss or damage to any person for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Agent's gross negligence or willful misconduct was the primary cause of such loss or damage to such person. The Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. In the event that the Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any person which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held under the terms of this Agreement until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Agreement to the contrary notwithstanding, in no event shall the Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Agent has been advised of the likelihood of such loss or damage and regardless of the form of act. The provisions of this Section 11 shall survive the termination of this Agreement.

                  Section 12. Termination. This Agreement and the security interest created in favor of the Agent for the ratable benefit of the Pledgees pursuant to this Agreement will terminate when all of the Obligations are indefeasibly paid and performed in full in cash, and at such time the Agent upon instruction from the Majority-in-Interest, upon which the Agent may exclusively rely, shall promptly thereafter redeliver any certificates delivered to Agent by any Pledgor and held by it hereunder to such Pledgors and shall execute and deliver to the Pledgors such instruments and documents as such Pledgors reasonably request to evidence such termination. Such redelivery will be without warranty by or recourse to the Agent, and will be at the expense of such Pledgors.

                  Section 13. Miscellaneous.

                  (a) Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when: (i) delivered by hand (with written confirmation of receipt), (ii) sent by facsimile with confirmation of transmission by the transmitting equipment, (iii) received by the addressee, if sent by certified mail, return receipt requested, or (iv) received by the addressee, if sent by a nationally recognized overnight delivery service, return receipt requested, in each case to the appropriate addresses or facsimile numbers set forth below (or to such other addresses or facsimile numbers as a party may designate by notice to the other parties):

         Employee
         Stockholders:             To the address set forth on Annex A

         with a copy to:           ARH-II and AMH-II (as given below)

         ARH-II, AMH-II,
         Holdings
         or the SGP:               Alliance Resource Holdings II, Inc.
                                   1717 South Boulder Avenue
                                   Suite 600
                                   Tulsa, Oklahoma 74119
                                   Attention: Joseph W. Craft III, President
                                   Fax: (918) 295-7361

                                   Alliance Resource Holdings II, Inc.
                                   1717 South Boulder Avenue
                                   Suite 600
                                   Tulsa, Oklahoma 74119
                                   Attention: Thomas L. Pearson, Esq., Secretary
                                   Fax: (918) 295-7361

         with a copy to:           Latham & Watkins
                                   555 Eleventh Street, N.W.
                                   Suite 1000
                                   Washington, D.C. 20004
                                   Attention: William P. O'Neill, Esq.
                                   Fax: (202) 637-2201

         Agent:                    JPMorgan Chase Bank
                                   450 West 33rd Street, 14th Floor
                                   New York, NY 10001
                                   Attention: Saverio Lunetta

         Pledgee:                  The Beacon Group Energy Investment Fund, L.P.
                                   222 Berkeley Street
                                   Boston, MA 02116
                                   Attention: Preston R. (Jeff) Miller
                                   Fax: (617) 262-2909

         with a copy to:           Jones, Day, Reavis & Pogue
                                   222 East 41st Street
                                   New York, NY 10017
                                   Attention: William F. Henze II, Esq.
                                   Fax: (212) 755-7306

         Pledgee:                  MPC Partners, LP
                                   222 Berkeley Street
                                   Boston, MA 02116
                                   Attention: Preston R. (Jeff) Miller
                                   Fax: (617) 262-2909

         with a copy to:           Jones, Day, Reavis & Pogue
                                   222 East 41st Street
                                   New York, NY 10017
                                   Attention: William F. Henze II, Esq.
                                   Fax: (212) 755-7306

         Pledgee:                  John P. Neafsey
                                   13 Valley Road
                                   South Norwalk, CT 06854
                                   Fax: (203) 831-8455

         Pledgee:                  Michael L. Greenwood
                                   4267 East 102nd
                                   Tulsa, OK 74137

         Pledgee:                  S. Paul Mackey
                                   3631 East 48th Place
                                   Tulsa, OK 74135


                  (b) Jurisdiction, Service of Process. Any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may be brought in either (i) the courts of the State of New York, County of New York, or, if it has or can acquire jurisdiction, in the United States District Court located therein, or (ii) the courts of the State of Delaware, County of New Castle, or if it has or can acquire jurisdiction, in the United States District Court located therein, and each of the parties irrevocably submits to the exclusive jurisdiction of either such court in any such action or proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the action or proceeding will be heard and determined only in any such court, and agrees not to bring any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Process in any action or proceeding referred to in the preceding sentence may be served on any party by mail at the notice address set forth herein.

                  (c) Waiver. No delay or failure by any party to exercise any right under this Agreement and no partial or single exercise of that right, will constitute a waiver of that or any other right, unless otherwise expressly provided herein.

                  (d) Waiver of Conflict of Interest. The Pledgors, Holdings and the SGP each acknowledge that Thomas L. Pearson ("Pearson") (i) is providing legal counsel solely to ARH-II and AMH-II and certain Affiliates thereof (but not to any Employee Stockholder or any Pledgee) in connection with this Agreement and the Transactions, and (ii) is also participating as a principal in the Transactions (solely as an Employee Stockholder) and representing his own interest in that context. Each Pledgor, Holdings and the SGP hereby unconditionally (x) waives any conflict of interest arising from Pearson's representation of such Pledgor, Holdings or the SGP or any other party hereto or to any Transaction Document, or arising from or in any way related to his principal participation in the Transactions or his representation of his own interest in that context, and (y) waives, and agrees not to assert, any such conflict of interest as a defense to the enforceability of this Promissory note or any other Transaction Document.

                  (e) Entire Agreement and Modification. This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter and (together with the Exchange Agreement, the Purchase Agreement, the Promissory Notes and the Collateral Agent Agreement) constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement signed on behalf of all of the parties hereto.

                  (f) Assignments, Successors, and No Third-Party Rights. The Pledgors may not assign any of their rights or delegate any of its obligations under this Agreement without the prior written consent of the Agent; provided, however, that the Employee Stockholders may assign their rights and delegate their obligations under this Agreement in any transfer permitted under Section 4(a)(vi) hereunder without the prior written consent of the Agent, and any such Employee Stockholders will be released from his obligations hereunder to the extent of any such transfer. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right under or with respect to this Agreement or any provision of this Agreement, except such rights as shall inure to a successor or permitted assignee pursuant to this Section 11(f).

                  (g) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they will take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, will amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

                  (h) Section Headings, Construction, Schedules. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All words used in this Agreement will be construed to be of such gender or number as the context requires. All references to documents, instruments or agreements will be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto. The language used in the Agreement will be construed, in all cases, according to its fair meaning, and not for or against any party hereto. The parties acknowledge that each party has reviewed this Agreement and that rules of construction to the effect that any ambiguities are to be resolved against the drafting party will not be available in the interpretation of this Agreement.

                  (i) Governing Law. This Agreement will be governed by and construed under the laws of the State of New York without regard to conflicts of laws principles that would require the application of any other law.

                  (j) Execution of Agreement, Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission will constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile will be deemed to be their original signatures for any purpose whatsoever.

                  (k) Further Assurances. The parties shall cooperate reasonably with each other and with their respective representatives and agents in connection with any steps required to be taken as part of their respective obligations under this Agreement, and the parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions contemplated hereby.

                  (l) Funds Transfers. In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing, by telecopier, electronically or otherwise, the Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated in a writing actually received and acknowledged by the Agent, and the Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by any party hereto to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Agent may apply any of the deposited funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Agreement acknowledge that these security procedures are commercially reasonable.

                  [remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.



                                     AGENT:

                                     JPMORGAN CHASE BANK

                                     By:  /s/ Saverio A. Lunetta
                                          --------------------------------------
                                     Name:  Saverio A. Lunetta
                                     Title: Vice President


                                     PLEDGEES:

                                     THE BEACON GROUP ENERGY INVESTMENT
                                     FUND, L.P.

                                     By:  Beacon Energy Investors, LLC
                                            its general partner

                                     By:  Energy Fund GP, Inc.,
                                            a member

                                     By:  /s/ Preston R. Miller Jr.
                                          --------------------------------------
                                     Name:  Preston R. Miller Jr.
                                     Title: Managing Director


                                     MPC PARTNERS, LP

                                     By:  Energy Fund Sub, Inc.,
                                            its general partner

                                     By:  /s/ Preston R. Miller Jr.
                                          --------------------------------------
                                     Name:  Preston R. Miller Jr.
                                     Title: Managing Director

                                          /s/ John P. Neafsey
                                          --------------------------------------
                                          John P. Neafsey


                                          /s/ Michael L. Greenwood
                                          --------------------------------------
                                          Michael L. Greenwood


                                          /s/ S. Paul Mackey
                                          --------------------------------------
                                          S. Paul Mackey

                                          HOLDINGS:
                                          ALLIANCE RESOURCE HOLDINGS, INC.

                                          By: /s/ Thomas L. Pearson
                                              ----------------------------------
                                          Name: Thomas L. Pearson
                                                --------------------------------
                                          Its: Senior Vice President - Law and
                                          Administration


SGP, with respect solely to               ALLIANCE RESOURCE GP, LLC
Sections 3(e), 4(e), 9(a)(iii),
9(b)(ii) and 9(c)(iii)                    By: /s/ Thomas L. Pearson
                                              ----------------------------------
                                          Name: Thomas L. Pearson
                                                --------------------------------
                                          Its: Senior Vice President - Law and
                                          Administration

                                          PLEDGORS:


                                          ARH-II:
                                          ALLIANCE RESOURCE HOLDINGS II, INC.

                                          By: /s/ Thomas L. Pearson
                                              ----------------------------------
                                          Name: Thomas L. Pearson
                                                --------------------------------
                                          Its: Secretary


                                          AMH-II:
                                          AMH II, LLC


                                          By: /s/ Thomas L. Pearson
                                              ----------------------------------
                                          Name: Thomas L. Pearson
                                                --------------------------------
                                          Its: Secretary